UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

ELECTRONIC DATA SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)

HEWLETT-PACKARD COMPANY
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Form of Letter to HP Customers]

Dear XXXX,

I am writing to let you know that HP has reached a definitive agreement to purchase EDS, a leading global technology services company.

This transaction is expected to be completed during the second half of calendar year 2008.

The acquisition is consistent with HP’s focus on being the best at helping our customers to manage and transform their technology environments to deliver better business outcomes.

Acquiring EDS will create greater scale for HP to serve more customers on a global basis. This acquisition will further strengthen HP’s position in the enterprise with an end-to-end suite of business technology solutions that comprise both products and services.

EDS is an optimal fit for HP.  It will provide key growth opportunities through enhanced service delivery capabilities, and expanded offerings into segments such as application outsourcing.

Throughout the integration planning process, HP will stay 100% focused on your business.  As always, we remain committed to leading the industry in customer satisfaction.

Regards,

<Name>

Client Business Manager

HP

Additional information and where to find it

EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 — Attention: Investor Relations.

Participants in the solicitation

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.

[Form of Letter to HP ISV Partners]

Dear XXXX,

I am writing to let you know that HP has reached a definitive agreement to purchase EDS, a leading global technology services company.

This transaction is expected to be completed during the second half of calendar year 2008.

The acquisition is consistent with HP’s focus on being the best at helping our customers to manage and transform their technology environments to deliver better business outcomes.

Acquiring EDS will create greater scale for HP to serve more customers on a global basis. This acquisition will further strengthen HP’s position in the enterprise with an end-to-end suite of business technology solutions that comprise both products and services.

EDS is an optimal fit for HP.  Combining the two companies is expected to broaden and deepen both companies’ relationships with our partners and our customers.  HP will continue to invest in our partners as a core part of our business strategy.

We are committed to working to ensure that your investments and combined experience with HP and EDS foster opportunities to do more for our joint customers with added scale.  For example, this acquisition provides key growth opportunities through enhanced service delivery capabilities, and expanded offerings into segments such as application outsourcing.

HP and EDS will stay 100% focused on delivering on our commitments to our joint customers during the integration planning process.  As the acquisition closes, we will ensure that our joint resources are partnering with you to provide our customers the best service possible.  We appreciate your partnership and look forward to growing our business together.

Regards,

<Name>

Alliance Manager

HP

Additional information and where to find it

EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 — Attention: Investor Relations.

Participants in the solicitation

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.

[Form of SI Partner Letter]

Dear XXXX,

I am writing to let you know that HP has reached a definitive agreement to purchase EDS, a leading global technology services company.

This transaction is expected to be completed during the second half of calendar year 2008.

The acquisition is consistent with HP’s focus on being the best at helping our customers to manage and transform their technology environments to deliver better business outcomes.

Acquiring EDS will create greater scale for HP to serve more customers on a global basis. Combining the two companies will broaden and deepen our joint relationship with customers.  HP will continue to invest in our partners as a core part of our business strategy.

We are committed to our ongoing relationship and to teaming with you in our hardware and software businesses. Together, we will continue to work to solve our customers’ toughest business technology challenges.

We will stay 100% focused on delivering on our commitments to our joint customers during the integration planning process.  We appreciate your partnership and value our ongoing business with you.

Regards,

<Name>

Alliance Manager

HP

Additional information and where to find it

EDS intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the merger. The definitive proxy statement will be sent or given to the stockholders of EDS. Before making any voting or investment decision with respect to the merger, investors and stockholders of EDS are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger. The proxy statement and other relevant materials (when they become available), and any other documents filed by EDS with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by going to EDS’s Investor Relations page on its corporate website at www.eds.com or by directing a request to EDS at 5400 Legacy Drive, Plano, TX 75024 — Attention: Investor Relations.

Participants in the solicitation

EDS and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EDS stockholders in connection with the merger. Information about HP’s directors and executive officers is set forth in HP’s proxy statement on Schedule 14A filed with the SEC on January 29, 2008 and HP’s Annual Report on Form 10-K filed on December 18, 2007. Information about EDS’s directors and executive officers is set forth in EDS’s proxy statement on Schedule 14A filed with the SEC on March 4, 2008 and EDS’s Annual Report on Form 10-K filed on February 27, 2008. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that EDS intends to file with the SEC.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the transaction; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions, including those conditions related to regulatory approvals; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, EDS’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in HP’s and EDS’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for its fiscal year ended October 31, 2007 and Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2008 and EDS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and Form 10-Q for the fiscal quarter ended March 31, 2008. HP and EDS assume no obligation and do not intend to update these forward-looking statements.